1 Investor Review Q1 2017 Exhibit 99.1

2 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. About the Data INVESTOR REVIEW This data and other information described herein are as of and for the three months ended March 31, 2017, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Report on Form 10-Q for the three months ended March 31, 2017. Effective January 1, 2017, the Company determined certain non-GAAP measures and operating metrics, which include portfolio metrics, should exclude the impact of properties owned by the Company for which as of the reporting date, (i) the related mortgage loan is in default, and (ii) management has made a decision to transfer the properties to the lender in connection with settling the mortgage note obligation ("Excluded Properties") to better reflect the ongoing operations of the Company. Excluded Properties at March 31, 2017, included one vacant office property and one vacant industrial property, comprising an aggregate of 578,000 square feet, which each secured a mortgage note payable, with aggregate Debt Outstanding of $41.8 million. Tenants, Trademarks and Logos VEREIT is not affiliated with, is not endorsed by, does not endorse and is not sponsored by or a sponsor of the products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

3 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Forward-Looking Statements INVESTOR REVIEW Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2017 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; risks associated with pending government investigations and litigations related to VEREIT's previously disclosed audit committee investigation; the inability of Cole Capital to regain its prior level of capital raise; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward- looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

4 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Contents INVESTOR REVIEW All data is as of March 31, 2017 and based on Annualized Rental Income (“ARI”), unless otherwise noted.   For definitions and reconciliations of the Company's non-GAAP measures and operating metrics, please view the Definitions & Reconciliations section of this presentation. Company Overview 5 Portfolio Metrics & Analysis 11 Key Financial Highlights 23 Highlights & Guidance 27 Contact Information 30 Definitions & Reconciliations 31

‹#› DRA F T a Company Overview Q1 2017

6 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. VEREIT focuses on net-lease real estate • Property types focused on single-tenant retail, restaurant, office and industrial • Large, diversified platform with 4,105 well- positioned properties across 93.0 million square feet • Long-term net-lease structure provides stable and predictable rent stream payments • Diverse portfolio across sectors, geographies and tenants • Capital provider for corporate America • Manages $7.5 billion of gross real estate assets on behalf of the Cole Capital® non-listed REITs VEREIT is a full-service real estate operating company with investment management capability COMPANY OVERVIEW Company Snapshot $15.4 billion Book Value of Total Assets Retail1 2,097 Properties Industrial & Distribution1 150 Properties Restaurants1 1,754 Properties Office1 94 Properties 1) Omits two Excluded Properties, and 10 properties that consist of billboards, land and parking lots.

7 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. VEREIT Is a Full-Service Real Estate Operating Company COMPANY OVERVIEW

8 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. VEREIT has established best-in-class corporate governance through the reconstitution of its Board of Directors and implementing significant improvements COMPANY OVERVIEW Corporate Governance • Hugh R. Frater - Non-Executive Chairman ◦ Former Chairman and CEO, Berkadia • Glenn J. Rufrano - Director ◦ Chief Executive Officer, VEREIT, Inc. • David B. Henry - Independent Director ◦ Former Chairman and CEO, Kimco Realty Corporation • Mary Hogan Preusse - Independent Director ◦ Former Managing Director and Co-Head of Americas Real Estate APG Asset Management US • Richard J. Lieb - Independent Director ◦ Managing Director and Chairman of Real Estate Greenhill & Co., LLC • Mark S. Ordan - Independent Director ◦ Chief Executive Officer, Quality Care Properties • Eugene A. Pinover - Independent Director ◦ Partner and Chair of Real Estate Practice, DLA Piper • Julie G. Richardson - Independent Director ◦ Former Partner and Managing Director, Providence Equity Board of Directors Corporate Governance • Opted-out of Maryland anti-takeover statutes • Majority voting for uncontested director elections • Stockholder rights plan limits • Proxy access • Clawback policy for the potential recoupment of officer compensation • 2015 Form 10-K filed with clean audit opinion and remediation of all material weaknesses and 2016 Form 10-K filed with clean audit opinion

9 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. VEREIT Has a Best-in-Class Management Team Glenn J. Rufrano Chief Executive Officer • Since assuming role of CEO on April 1, 2015, has reconstituted Board of Directors, formalized new management team and implemented business plan to guide the Company’s strategy • Prior to VEREIT, was Chairman and CEO of O’Connor Capital Partners, a real estate investment firm he co-founded in 1983 • From 2010 to 2013 was President and CEO of Cushman & Wakefield • Previously held executive leadership roles at Centro Properties Group and New Plan Excel Realty Trust • Serves on Board of Ventas and previously served on Boards of General Growth Properties and Trizec Properties • Having joined VEREIT in May 2015, oversees the Company’s legal and regulatory affairs • Prior to joining VEREIT, served as EVP, General Counsel and the Chief Compliance Officer for Revlon, the global cosmetics company, where she was responsible for legal and regulatory affairs, served on senior operating committee and oversaw corporate governance • Previously served as SVP - Law for MacAndrews & Forbes, Inc., Assistant United States Attorney for the Southern District of New York, and as an associate with Stillman & Friedman P.C. and Fried, Frank, Harris, Shriver & Jacobson LLP • Law degree from Columbia Law School and undergraduate degree from the Wharton School, University of Pennsylvania • As EVP and CFO, oversees the accounting, external reporting, financial planning & analysis, treasury and IT functions at VEREIT, including support for both the public and Cole REITs. • Prior to joining VEREIT as CFO in October, 2015, served as EVP and CFO of Cushman & Wakefield from 2012 to 2015 • Prior to Cushman, was CFO for EXOR, Inc., a leading European investment company from 1991 to 2012, where he was involved in over 15 U.S. acquisitions and divestitures ranging in size from $20mm to $700+mm • Served on Board of Directors of Cushman & Wakefield • As EVP and COO, is responsible for VEREIT’s asset management, property management, construction management, underwriting, credit analysis and leasing • Also serves on VEREIT investment committee, which reviews each asset to ensure alignment with the Company’s objectives • Previously was founder of CapLease (NYSE:LSE), a net-lease REIT, where he served as CEO from 2001-2014 and Chairman from 2007-2014 • As CEO and President of Cole Capital, provides strategic direction and oversees all aspects of management including external and internal sales, product development and due diligence, broker- dealer relationship management, securities operations and capital markets • Prior to joining Cole, served as SVP and Director of National Accounts for American Funds, where he was responsible for leading business development, strategy and relationship management with broker-dealers, as well as the global banking channel in the U.S. • As EVP and CIO, oversees VEREIT’s real estate transaction activities for single-tenant retail, office and industrial and anchored shopping centers including acquisitions, sale-leaseback transactions, build-to- suits and dispositions • Previously served as President and CEO of Opus West Corporation from 1993 to 2009, where he was responsible for design, construction and development of more than 50 million square feet of commercial real estate • Served as VP, Real Estate Development for Koll Company prior to Opus West Michael J. Bartolotta Executive Vice President and Chief Financial Officer Lauren Goldberg Executive Vice President, General Counsel and Secretary Paul McDowell Executive Vice President and Chief Operating Officer Thomas W. Roberts Executive Vice President and Chief Investment Officer Bill Miller Executive Vice President, Investment Management; President and CEO of Cole Capital COMPANY OVERVIEW

Key Accomplishments

COMPANY OVERVIEW

Since April 2015, VEREIT successfully implemented its business plan, enhanced its portfolio, de-levered its balance sheet and achieved investment-grade ratings

- ☑ April 2015 – Glenn Rufrano began as CEO
- ☑ June 2015 – Appointed Deloitte & Touche LLP as VEREIT's independent registered public accountant
- ☑ July 2015 – Changed name to VEREIT, Inc.
- ☑ July 2015 – Moved to the NYSE and began trading under the ticker VER
- ☑ August 2015 – Board of Directors adopted several shareholder-friendly Corporate Governance enhancements
- ☑ August 2015 - Introduced Business Plan: A Foundation for Growth
- ☑ 2015 – Completed $1.4 billion of dispositions; Achieved $0.84 AFFO per diluted share; Reduced debt by $2.4 billion including secured and unsecured debt; Created $1.8 billion of capacity on revolving line of credit; Reduced Net Debt to Normalized EBITDA from 7.5x to 7.0x
- ☑ February 2016 – Announced that VEREIT remediated all material weaknesses that existed as of December 31, 2014
- ☑ May 2016 – Announced issuance of $1 billion of senior notes and $300 million term loan, allowing the Company to later refinance $1.3 billion of bonds coming due in February 2017, staggering the debt repayment and improving the maturity schedule
- ☑ August 2016 – Completed offering of 69 million shares of common stock; Upon closing, announced net proceeds from the offering to be approximately $702.5 million
- ☑ November 2016 – Received an investment grade rating of 'BBB-' with a Stable outlook from Fitch Ratings
- ☑ 2016 – Completed $1.14 billion of dispositions; Achieved $0.78 AFFO per diluted share; Reduced debt by $1.7 billion including secured and unsecured debt; Created $2.3 billion of capacity on revolving line of credit; Reduced Net Debt to Normalized EBITDA from 7.0x to 5.7x
- ☑ January 2017 – Announced Cole Capital® raised $487.2 million of new capital during 2016, an increase of approximately 80% over 2015
- ☑ February 2017 – Announced substantial completion of the core components of the 2015 business plan and, in certain areas, exceeded expectations; Timely filing of VEREIT's Annual Report on Form 10-K
- ☑ April 2017 – Moody's and S&P upgraded the Company to investment grade[1]

1) S&P had previously rated the Company's bonds investment grade.

10 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

VEREIT

‹#› DRA F T a Portfolio Metrics & Analysis Q1 2017

12 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Key Portfolio Metrics PORTFOLIO As of 3/31/2017 Operating Properties 4,105 Rentable Square Feet (in millions) 93.0 Annualized Rental Income $1.2 Billion Economic Occupancy Rate 98.4% WALT (years) 9.6 Investment Grade 1 41.6% Number of tenants 663 Number of industries 42 Number of states 2 49 Top 10 tenant concentration 29.5% Gross Real Estate Investments $15.4 Billion 1) Investment-grade tenants are those with an S&P credit rating of BBB- or higher or a Moody's credit rating of Baa3 or higher. The ratings may reflect those assigned by S&P or Moody's to the lease guarantor or the parent company, as applicable. 2) The Company’s properties are also located in Puerto Rico (3 properties) and Canada (1 property). Retail: 39.4% Restaurant: 23.0% Industrial and Distribution: 16.1% Office: 21.5% Portfolio Property Type Lease Expiration (Annualized Rental Income Expiring as a % of Total Portfolio) 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 1.5% 3.0% 4.7% 4.0% 7.5% 7.4% 6.2% 9.2% 5.3% 7.4%

13 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Geographically Diverse Portfolio PORTFOLIO

Portfolio Diversification by Tenant

PORTFOLIO

- VEREIT owns and actively manages a diversified credit portfolio of net-lease real estate assets primarily comprised of single-tenant properties
- 50 tenants individually represent 0.5% or greater of ARI, comprising 60.6% of the total portfolio; The remaining 613 tenants comprise 39.4% of the portfolio
- 27 of the 50 tenants are investment-grade rated
- 32 of the 50 tenants are public companies

Tenant Group	% ARI	Public /Private	Ratings[1]
Red Lobster	7.4%	Private	B-
Family Dollar	3.3%	Public	BB+
Walgreens	3.3%	Public	**BBB**
Dollar General	3.0%	Public	**BBB**
FedEx	2.8%	Public	**BBB**
CVS	2.7%	Public	**BBB+**
Albertson's	2.0%	Private	B+
BJ's Wholesale Club	1.7%	Private	B-
Citizens Bank	1.7%	Public	**A-**
AON	1.6%	Public	**A-**
Petsmart	1.5%	Private	B+
Goodyear	1.4%	Public	BB
L.A. Fitness	1.4%	Private	B+
Tractor Supply	1.4%	Public	NR
Amazon	1.2%	Public	**AA-**
Advance Auto Parts	1.0%	Public	**BBB-**
Home Depot	1.0%	Public	**A**
Lowe's	1.0%	Public	**A-**
General Service Administration	1.0%	Private	**AA+**
Merrill Lynch	1.0%	Private	**A+**
Rite Aid	0.9%	Public	B
Bloomin' Brands	0.8%	Public	BB
Best Buy	0.8%	Public	**BBB-**
Northrop Grumman	0.8%	Public	**BBB+**
Academy Sports	0.8%	Private	B

Tenant Group	% ARI	Public /Private	Ratings[1]
Sun Trust Bank	0.7%	Public	**A-**
Wal-Mart	0.7%	Public	**AA**
Border Holdings, LLC	0.7%	Private	NR
Stripes	0.7%	Private	NR
Winn-Dixie	0.7%	Private	NR
Encana Oil & Gas	0.7%	Public	**BBB**
Healthnow	0.7%	Private	**BBB**
Apple American Group, LLC	0.7%	Private	NR
Wendab Associates	0.6%	Private	NR
Talbots	0.6%	Private	B-
GMRI, Inc	0.6%	Public	**BBB**
Kohl's	0.6%	Public	**BBB-**
RSA Security	0.6%	Private	BB+
Rubbermaid	0.6%	Public	**BBB-**
Golden Corral	0.6%	Private	NR
General Mills	0.6%	Public	**BBB+**
TJ Maxx	0.5%	Public	**A+**
Hanesbrands	0.5%	Public	BB
DaVita Dialysis	0.5%	Public	BB
Exelis	0.5%	Private	**BBB-**
Rolls-Royce	0.5%	Public	NR
ConAgra Foods	0.5%	Public	**BBB**
Cigna	0.5%	Public	**AA-**
Bed Bath & Beyond	0.5%	Public	**BBB+**
Mattress Firm	0.5%	Public	NR

1) Bold indicates investment grade. Ratings may reflect those of the tenant, guarantor or a related parent company.

14 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail

PORTFOLIO



THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE

- Primarily single-tenant, freestanding retail properties with creditworthy tenants
- Main retail traffic thoroughfare
- Strong trade area demographics
- Top 5 MSAs (13.8%): Chicago, IL; Dallas, TX; Atlanta, GA; Austin, TX; Detroit, MI

Retail Portfolio [1]	
Operating Properties	2,097
Rentable Square Feet (in thousands)	32,154
Economic Occupancy Rate	99.6%
Weighted Average Remaining Lease Term (years)	9.6
Investment-Grade Tenants	46.8%
Flat leases	35.4%
NNN leases	66.1%
Annualized Rental Income	39.4%

Tenant Diversification (% of Retail ARI)



Family Dollar
8.5%
Walgreens
8.4%
Dollar General
7.5%
CVS
6.1%
Albertson's
5.2%
Citizens Bank
4.3%
L.A. Fitness
3.5%
Tractor Supply
3.5%
BJ's Wholesale Club
3.4%
Advance Auto Parts
2.7%

Industry	2015 Occupancy Cost [2]	Target %
Discount	6.8%	6.0 - 8.0%
Grocery & Supermarket	2.7%	2.0 - 4.0%
Home & Garden	2.1%	2.0 - 4.0%
Motor Vehicle	8.6%	8.0 - 10.0%
Pharmacy	5.3%	4.0 - 6.0%
Other	3.9%	N/A

1) Includes 10 anchored shopping centers, representing 1.7% of ARI. 2) Occupancy costs are calculated as Contract Rental Revenue divided by property level sales for the year ended December 31, 2015. Property level sales data was collected for 67.9% of retail and restaurant properties required to provide sales reports, representing 40.0% of retail and restaurant properties owned for the entirety of the calendar year ended December 31, 2015 (percentages based on property count). Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the calendar year 2015.

15 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

VEREIT

16 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Property Type Analysis: Retail PORTFOLIO Size, Diversity and Single Tenant Focus Protects Against Disruptors VEREIT's strategy of well-positioned single tenant properties in a diversified portfolio - made optimum by our size - helps protect against a variety of cyclical and secular disruptors. In today's retail environment, one of the key disruptors is the evolution of e-commerce. Retailers who embrace e-commerce and have the resources to implement omnichannel distribution are proving successful. Fundamentals of retail should not be forgotten. Those who continue to provide true retail value - merchandise, price and service - will also thrive. The core retail merchandise groups within our portfolio are dominated by discount; pharmacy; grocery; home and garden and convenience. A full listing is provided herein. Within each category, our focus is to create a portfolio that can both service omnichannel distribution while always considering the consumer experience. Ultimate credit protection is a function of multi-layer diversification. The prior pages present information such as geographies, weighted average lease term and tenant margin analysis. The following breakdown provides a deeper look into the retail tenant diversification of the VEREIT portfolio by merchandise category. VEREIT's Single-Tenant Retail Advantages • Dominated by off-price and necessity shopping • Approximately 67% of retail revenue derived from public companies • Credit tenants on long-term leases with substantial capital investment (46.8% investment grade) • Generally, no use restrictions or co-tenancy issues • Ability to target desired tenants and industries Diversified Retail Portfolio Industry Group % ARI Retail - Discount 7.4% Retail - Pharmacy 6.6% Retail - Grocery & Supermarket 4.4% Retail - Home & Garden 3.0% Finance 3.0% Retail - Convenience 2.5% Retail - Motor Vehicle 1.9% Retail - Warehouse Clubs 1.6% Entertainment & Recreation 1.6% Retail - Sporting Goods 1.3% Retail - Medical Services 1.0% Retail - Pet Supply 0.8% Retail - Electronics & Appliances 0.8% Retail - Department Stores 0.7% Retail - Home Furnishings 0.7% Rental 0.5% Retail - Specialty (Other) 0.4% Retail - Hobby, Books & Music 0.3% Retail - Apparel & Jewelry 0.2% Other Services 0.2% All Other1 0.5% Total 39.4% 1) Includes 11 industries that each represent 0.1% or less. ARI reflects retail properties only and does not include restaurants, office and industrial

Property Type Analysis: Retail Category by Percent of Portfolio ARI

ARI reflects retail properties only and does not include restaurants, office and industrial

PORTFOLIO

Retail - Discount

Tenant	% ARI	Investment Grade
Family Dollar	3.3%	
Dollar General	3.0%	✓
Wal-Mart	0.7%	✓
Ross	0.1%	✓
Dollar Tree	0.1%	
TJ Maxx	<0.1%	✓
Cost Plus	<0.1%	✓
Gabe's	<0.1%	
Big Lots	<0.1%	✓
Marshall's	<0.1%	✓
Shopko Hometown	<0.1%	
Five Below	<0.1%	
Deals R Us	<0.1%	
Total	**7.4%**	

Retail - Pharmacy

Tenant	% ARI	Investment Grade
Walgreens	3.3%	✓
CVS	2.4%	✓
Rite Aid	0.9%	
Total	**6.6%**	

Retail - Grocery & Supermarket

Tenant	% ARI	Investment Grade
Albertson's	2.0%	
Kroger	0.4%	✓
Giant Eagle	0.2%	
Harps Grocery	0.2%	
Dahl's	0.2%	
Natural Grocers	0.1%	
Koninklijke Ahold	0.1%	✓
Bi-Lo's Grocery	0.1%	
Publix	0.1%	
Stop & Shop	0.1%	✓
Whole Foods	0.1%	✓
Trader Joe's	0.1%	
Food Lion	0.1%	✓
Dominick's	0.1%	
Family Fare Supermarket	0.1%	
Sprouts	0.1%	
Glen's Market	<0.1%	
Price Rite	<0.1%	
Fresh Market	<0.1%	
Hy-Vee	<0.1%	
Harris Teeter	<0.1%	✓
Food 4 Less	<0.1%	✓
Apple Market	<0.1%	
Safeway Stores	<0.1%	
Total	**4.4%**	

Retail - Home & Garden

Tenant	% ARI	Investment Grade
Tractor Supply	1.4%	
Lowe's	1.0%	✓
Home Depot	0.4%	✓
Bed Bath & Beyond	0.1%	✓
Floor & Décor	0.1%	
Pier 1 Imports	<0.1%	
Sherwin-Williams	<0.1%	✓
Northern Tool & Equipment	<0.1%	
Lumber Liquidators	<0.1%	
Leslie's Pool & Spa	<0.1%	
Total	**3.0%**	

Finance

Tenant	% ARI	Investment Grade
Citizens Bank	1.7%	✓
Sun Trust Bank	0.7%	✓
US Bank	0.2%	✓
PLS Check Cashers	0.2%	
Sovereign Bank	<0.1%	✓
Bank of America	<0.1%	✓
Synovus Bank	<0.1%	
PNC Bank	<0.1%	✓
Community Bank	<0.1%	
Fifth Third Bank	<0.1%	✓
Key Bank	<0.1%	✓
First Bank	<0.1%	
Huntington National Bank	<0.1%	✓
Region's Bank	<0.1%	✓
Wells Fargo	<0.1%	✓
Travis Credit Union	<0.1%	
TCF National Bank	<0.1%	✓
Scottrade	<0.1%	✓
TitleMax of GA	<0.1%	
Cashland	<0.1%	
Edward Jones	<0.1%	
Chase Bank	<0.1%	✓
Accomplishments Through People	<0.1%	
Total	**3.0%**	

NOTE: Amounts may not total due to rounding.

17 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. VEREIT

Property Type Analysis: Retail Category by Percent of Portfolio ARI

ARI reflects retail properties only and does not include restaurants, office and industrial

PORTFOLIO

Retail - Convenience		
Tenant	% ARI	Investment Grade
Stripes	0.7%	
Thorntons Oil	0.4%	
Kum & Go	0.4%	
Pantry Gas & Convenience	0.2%	
RaceTrac	0.2%	
SuperAmerica	0.1%	
Irving Oil	0.1%	
Pilot Flying J	0.1%	
Circle K	0.1%	✓
WaWa	0.1%	
7-Eleven	<0.1%	✓
Susser Road Ranger	<0.1%	
Sunoco	<0.1%	✓
MotoMart	<0.1%	
GetGo	<0.1%	
Total	**2.5%**	

Entertainment & Recreation		
Tenant	% ARI	Investment Grade
L.A. Fitness	1.4%	
24 Hour Fitness	0.1%	
Gold's Gym	0.1%	
Anytime Fitness	<0.1%	
Total	**1.6%**	

Retail - Motor Vehicle		
Tenant	% ARI	Investment Grade
Advance Auto Parts	1.0%	✓
CarMax	0.3%	
Lube Stop	0.1%	
AutoZone	0.1%	✓
O'Reilly Auto Parts	0.1%	✓
Americas's PowerSports	0.1%	
Tire Kingdom	<0.1%	
NTW / Big O Tires	<0.1%	
National Tire & Battery	<0.1%	✓
Bridgestone Tire	<0.1%	
Tires Plus	<0.1%	
Jiffy Lube	<0.1%	
Big O Tires	<0.1%	✓
Total	**1.9%**	

Retail - Warehouse Clubs		
Tenant	% ARI	Investment Grade
BJ's Wholesale Club	1.4%	
Sam's Club	0.3%	✓
Total	**1.6%**	

Retail - Sporting Goods		
Tenant	% ARI	Investment Grade
Academy Sports	0.8%	
Dick's Sporting Goods	0.2%	
West Marine	0.2%	
Gander Mountain	0.1%	
iFit Golf	<0.1%	
Total	**1.3%**	

Retail - Medical Services		
Tenant	% ARI	Investment Grade
Fresenius Medical Care	0.5%	✓
DaVita Dialysis	0.3%	
Physicians Immediate Care	0.1%	
St. Luke's Urgent Care	<0.1%	
Lenscrafters	<0.1%	
Dental Dream	<0.1%	
Aspen Dental	<0.1%	
Smile Brands of Tennessee	<0.1%	
Accelerated Rehab	<0.1%	
Cascade Chiropractic	<0.1%	
Advanced Dental Implant and Denture Center	<0.1%	
Dr. Elie El-Hage, D.D.S	<0.1%	
Total	**1.0%**	

Retail - Pet Supply		
Tenant	% ARI	Investment Grade
Petsmart	0.8%	
Petco	0.1%	
Total	**0.8%**	

Retail - Electronics & Appliances		
Tenant	% ARI	Investment Grade
Best Buy	0.5%	✓
HH Gregg	0.2%	
Conn's	0.1%	
CompUSA	<0.1%	
Total	**0.8%**	

Retail - Home Furnishings		
Tenant	% ARI	Investment Grade
Mattress Firm	0.5%	
Garden Ridge	0.1%	
At Home	0.1%	
Ashley Furniture	<0.1%	
Sleep Train	<0.1%	
Kirklands	<0.1%	
Sleep America	<0.1%	
Total	**0.7%**	

NOTE: Amounts may not total due to rounding.

18 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

VEREIT

Property Type Analysis: Retail Category by Percent of Portfolio ARI

ARI reflects retail properties only and does not include restaurants, office and industrial

PORTFOLIO

Retail - Department Stores		
Tenant	% ARI	Investment Grade
Kohl's	0.6%	✓
Beall's	0.1%	
Total	**0.7%**	

Rental		
Tenant	% ARI	Investment Grade
Aaron Rents	0.4%	
Vanguard Car Rental	0.1%	✓
Sunbelt Rentals	<0.1%	
Total	**0.5%**	

Retail - Specialty (Other)		
Tenant	% ARI	Investment Grade
Ulta Salon	0.1%	
Toys R Us	0.1%	
Coborn's Liquor Store	<0.1%	
Babies R Us	<0.1%	
Ca$h Wi$e	<0.1%	
BevMo!	<0.1%	
The Vitamin Shoppe	<0.1%	
GNC	<0.1%	
Sally Beauty Supply	<0.1%	
Austin Custom Winery	<0.1%	
Tinder Box	<0.1%	
Cigarettes Cheaper	<0.1%	
Total	**0.4%**	

Retail - Hobby, Books & Music		
Tenant	% ARI	Investment Grade
Hobby Lobby	0.2%	
Michael's	<0.1%	
Jo-Ann's	<0.1%	
Music & Arts Center	<0.1%	
GameStop	<0.1%	
Total	**0.3%**	

Retail - Apparel & Jewelry		
Tenant	% ARI	Investment Grade
DSW	0.1%	
Bob's Stores	0.1%	
Charming Charlie	<0.1%	
Rue 21	<0.1%	
Shoe Carnival	<0.1%	
Justice	<0.1%	
Catherines	<0.1%	
Maurice's	<0.1%	
Men's Wearhouse	<0.1%	
Total	**0.2%**	

Other Services		
Tenant	% ARI	Investment Grade
Goodyear	0.1%	
Monro Muffler	<0.1%	
Massage Envy	<0.1%	
Portrait Innovations	<0.1%	
Weight Watchers	<0.1%	
4th Street Laundromat	<0.1%	
Fantastic Sam's	<0.1%	
Tic Tac Nails	<0.1%	
Great Nails	<0.1%	
Nail Paradise	<0.1%	
MM's Nails	<0.1%	
Passion's Nail and Spa	<0.1%	
Le Nails	<0.1%	
BP Nails	<0.1%	
Cuts By Us	<0.1%	
Cool Cuts 4 Kids	<0.1%	
Nail Care Salon	<0.1%	
All Cleaners	<0.1%	
Supercuts	<0.1%	
Total	**0.2%**	

NOTE: Amounts may not total due to rounding.

19 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

VEREIT

Property Type Analysis: Restaurants

PORTFOLIO


Pizza Hut
TACO BELL

- Single-tenant quick service, casual and family dining properties
- Creditworthy tenants, including franchisors, operating strong national and regional brands
- Main retail traffic thoroughfare
- Strong trade area demographics
- Top 5 MSAs (13.6%): Atlanta, GA; Dallas, TX; Chicago, IL; Detroit, MI; Houston, TX

Restaurant Portfolio	
Operating Properties	1,754
Rentable Square Feet (in thousands)	8,583
Economic Occupancy Rate	94.8%
Weighted Average Remaining Lease Term (years)	13.5
Investment-Grade Tenants	2.8%
Flat leases	7.8%
NNN leases	99.4%
Annualized Rental Income	23.0%

Tenant Diversification (% of Restaurant ARI)


Red Lobster 32.0%
Bloomin' Brands 3.5%
Border Holdings, LLC 3.1%
Apple American Group, LLC 2.9%
Wendab Associates 2.8%
GMRI, Inc 2.8%
Golden Corral 2.6%
Neighborhood Restaurant Partners Florida, LLC 2.2%
DineEquity Inc. 2.1%
Arby's Restaurant Group, Inc. 2.0%

Industry	2015 Occupancy Cost [1]	Target %
Casual Dining	6.5%	6.75 - 8.0%
Quick Service	7.3%	7.5 - 8.5%

1) Occupancy costs are calculated as Contract Rental Revenue divided by property level sales for the year ended December 31, 2015. Property level sales data was collected for 67.9% of retail and restaurant properties required to provide sales reports, representing 40.0% of retail and restaurant properties owned for the entirety of the calendar year ended December 31, 2015 (percentages based on property count). Property level sales are based on sales reports provided by tenants of retail and restaurant properties. Data presented is for properties owned by the Company and for which the Company received sales data for the calendar year 2015.

20 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.
VEREIT

21 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Property Type Analysis: Industrial & Distribution Industrial & Distribution Portfolio Operating Properties 150 Rentable Square Feet (in thousands) 37,918 Economic Occupancy Rate 98.9% Weighted Average Remaining Lease Term (years) 8.4 Investment-Grade Tenants 56.6% Flat leases 22.9% NNN leases 51.4% Annualized Rental Income 16.1% • Property types include single-tenant distribution and warehouse facilities with creditworthy tenants • Mission-critical and strategic locations • Close proximity to ports railways, major freeways and/or interstate highways • Top 5 MSAs (24.4%): Jacksonville, FL; Philadelphia, PA; New York, NY; Columbia, SC; Stockton, CA FedEx Goodyear Amazon Winn-Dixie Rubbermaid General Mills Hanesbrands TJ Maxx Tiffany & Co. Nestle Holdings 17.1% 8.5% 7.6% 4.4% 3.7% 3.6% 3.3% 3.1% 3.0% 2.9% PORTFOLIO Tenant Diversification (% of Industrial & Distribution ARI)

22 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Property Type Analysis: Office Office Portfolio Operating Properties 94 Rentable Square Feet (in thousands) 14,295 Economic Occupancy Rate 96.5% Weighted Average Remaining Lease Term (years) 6.4 Investment-Grade Tenants 62.4% Flat leases 9.4% NNN leases 21.7% Annualized Rental Income 21.5% • Property types include primarily single-tenant corporate headquarters and business operations with creditworthy tenants • Strategic location for corporate operations • Strong 10-mile demographics and local business environment • Top 5 MSAs (39.5%): Chicago, IL; Dallas, TX; Boston, MA; Washington, DC; New York, NY AON Merrill Lynch General Service Administration Northrop Grumman Petsmart Encana Oil & Gas Healthnow RSA Security Exelis Rolls-Royce 7.3% 4.5% 4.4% 3.7% 3.5% 3.2% 3.2% 2.8% 2.5% 2.4% PORTFOLIO Tenant Diversification (% of Office ARI)

‹#› DRA F T a Key Financial Highlights Q1 2017

24 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Enhanced Balance Sheet and Credit Metrics Credit Metric Summary 3/31/17 Adjusted Debt Outstanding ($bn) 6.3 Net Debt to Normalized EBITDA Annualized 5.48x Fixed Charge Coverage Ratio 2.87x Interest Coverage Ratio 4.01x Net Debt Leverage Ratio 39.0% Unencumbered Asset Ratio 67.2% Secured Debt Ratio 16.4% Total Unencumbered Assets ($bn) 10.3 KEY FINANCIALS

25 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. 53.6% 15.9% 14.2% 6.8% 6.3% 3.2% Capital Structure Overview KEY FINANCIALSShares and dollars in thousands, expect per share values Q1-2017 Capitalization Capitalization Table Wtd. Avg. Maturity (Years) Rate (1) March 31, 2017 Diluted Shares and Units Outstanding 1,001,135 Stock Price $ 8.49 Implied Equity Market Capitalization $ 8,499,636 Series F Perpetual Preferred (2) 6.70% $ 1,070,853 Mortgage notes payable (3) 4.6 4.90% $ 2,511,566 Secured Term Loan 0.8 5.81% 15,822 Total Secured Debt 4.6 4.91% $ 2,527,388 Unsecured Credit Facility (swapped to fixed) 1.2 3.25% $ 500,000 2018 Convertible Notes 1.3 3.00% 597,500 2019 Corporate Bonds 1.9 3.00% 750,000 2020 Convertible Notes 3.7 3.75% 402,500 2021 Corporate Bonds 4.2 4.13% 400,000 2024 Corporate Bonds 6.9 4.60% 500,000 2026 Corporate Bonds 9.2 4.88% 600,000 Total Unsecured Debt 4.0 3.75% $ 3,750,000 Total Adjusted Debt Outstanding 4.2 4.21% $ 6,277,388 Total Capitalization $ 15,847,877 Less: Cash and Cash Equivalents 285,586 Enterprise Value $ 15,562,291 Net Debt / Enterprise Value 38.5% Net Debt / Normalized EBITDA Annualized 5.48x Net Debt + Preferred / Normalized EBITDA Annualized 6.46x Fixed Charge Coverage 2.87x Liquidity (4) $ 2,585,586 1) Weighted-average interest rate for variable-rate debt represents the interest rate in effect as of March 31, 2017. 2) Balance represents 42.8 million shares outstanding at March 31, 2017 multiplied by the liquidation preference of $25 per share. 3) Omits two mortgage notes payable, each secured by an Excluded Property, with aggregate Debt Outstanding of $41.8 million and a weighted average interest rate of 10.29%. 4) Liquidity represents cash and cash equivalents of $285.6 million and $2.3 billion available capacity on our revolving credit facility. 3/31/17 Common Equity 53.6% Secured Debt 15.9% Corporate Bonds 14.2% Preferred Equity 6.8% Convertible Notes 6.3% Unsecured Term Loan 3.2% Fixed Rate 88.8% 88.2% Swapped to Fixed Rate 11.0% 11.6% Variable Rate 0.2% 0.2%

26 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Mortgage notes payable (2) Unsecured credit facility Corporate bonds Convertible notes Secured term loan $1,500 $1,000 $500 $0 Remaining 2017 2018 (1) 2019 2020 2021 2022 2023 Thereafter $319 $228 $978 $757 $1,792 $683 $301 $1,219 Debt Maturity Profile Dollars in millions KEY FINANCIALS • Weighted average debt term is 4.2 years • Weighted average interest rate is 4.21% 1) One-year extension option on 6/30/2018 unsecured credit facility is available at the Company's election, subject to no existing default, an extension fee and other customary provisions. 2) Omits two mortgage notes payable, each secured by an Excluded Property, with aggregate Debt Outstanding of $41.8 million and a weighted average interest rate of 10.29%. 35% 30% 25% 20% 15% 10% 5% 0% Remaining 2017 2018 2019 2020 2021 2022 2023 Thereafter 4.8% 19.4% 15.6% 10.9% 12.1% 5.1% 3.6% 28.5%

‹#› DRA F T a Highlights & Guidance Q1 2017

28 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Company Achieved Investment Grade By All Three Major Rating Agencies INVESTOR REVIEW Q1 2017 Highlights First Quarter 2017 Highlights • Net Income of $14.8 million and Net Loss per diluted share of $(0.00) • Achieved $0.19 AFFO per diluted share • Completed $101.5 million of acquisitions and $199.2 million of dispositions • Decreased Debt from $6.4 billion to $6.3 billion and Net Debt from $6.1 billion to $6.0 billion • Reduced Net Debt to Normalized EBITDA from 5.7x to 5.5x • Cole Capital® raised $66.7 million of new equity capital Credit Rating Updates • Moody’s upgraded the credit rating of VEREIT from ‘Ba1’ to an investment grade rating of ‘Baa3’ • S&P raised its corporate credit rating of VEREIT from ‘BB+’ to an investment grade rating of ‘BBB-‘, matching the bond rating • Fitch continues with an investment grade rating of ‘BBB-‘

2017 Guidance

Consolidated Adjusted Funds From Operations per Diluted Share (Unaudited)

INVESTOR REVIEW

Key Guidance Assumptions:

- Dispositions and acquisitions each totaling $450 million to $600 million at an average cash cap rate of 6.5% to 7.5%
- Real estate operations:
  - Average occupancy of approximately 98.0%
  - Same-store rental growth approximating 0.5%
- Cole Capital contribution of approximately $0.02 to $0.03 of AFFO per diluted share
  - Capital raise of $400 million to $500 million, excluding DRIP
  - Cole acquisitions of $800 million to $1.0 billion
- The Company also expects to target balance sheet net debt to normalized EBITDA between 5.7x and 6.0x

	2017 Per Share	
	Low	High
Basic and diluted net loss per share attributable to common stockholders[1]	$ (0.08)	$ (0.05)
Gain on disposition of real estate assets, net[2]	(0.01)	(0.01)
Depreciation and amortization of real estate assets	0.71	0.71
Impairment of real estate[2]	0.01	0.01
FFO attributable to common stockholders and limited partners per diluted share	0.63	0.66
Adjustments[3]	0.07	0.07
AFFO attributable to common stockholders and limited partners per diluted share	$ 0.70	$ 0.73

Notes: The estimated net loss per basic and diluted share is not a projection and is provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission.

1) Includes impact of dividends to be paid to preferred shareholders and excludes the effect of non-controlling interests. Includes the impacts of the gain on sale and impairment of real estate for the three months ended March 31, 2017.
2) Reflects actual amounts for the three months ended March 31, 2017.
3) Includes (i) non-routine items such as acquisition-related costs, litigation and other non-routine costs, gains or losses on sale of investment securities and mortgage note receivables, legal settlements and insurance recoveries not in the ordinary course of business, (ii) certain non-cash items such as impairments of intangible assets and goodwill, straight-line rental revenue, unrealized gains or losses on derivatives, amortization of intangible assets, deferred financing costs and above and below market lease amortization as well as equity-based compensation and (iii) the AFFO impact of Excluded Properties and related non-recourse mortgage notes.

29 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc.

VEREIT

30 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. 800.606.3610 Phoenix 2325 East Camelback Road Suite 1100 Phoenix, AZ 85016 602.778.6000 New York City 5 Bryant Park 23rd Floor New York, NY 10018 212.413.9100 Investor Relations 877.405.2653 InvestorRelations@VEREIT.com Contact Us CONTACT Registered Stockholders Computershare (Transfer Agent) P.O. Box 43078 Providence, RI 02940 By overnight delivery Computershare 250 Royal Street Canton, MA 02021 Telephone inquiries TFN 855.866.0787 (US, CA, Puerto Rico) TN 781.575.3100 (non-US) Email web.queries@computershare.com Follow Us LinkedIn www.linkedin.com/company/vereit Twitter twitter.com/vereitinc YouTube https://www.youtube.com/channel/ UCUNu7AUOolITuwpNhr2JEGg Flickr https://www.flickr.com/ photos/143027056@N07/

‹#› DRA F T a Definitions & Reconciliations Q1 2017

32 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Definitions INVESTOR REVIEW Annualized Rental Income is rental revenue under our leases on Operating Properties on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and excludes any bad debt allowances and any contingent rent, such as percentage rent. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance. Debt Outstanding and Adjusted Debt Outstanding are non-GAAP measures that represent the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Beginning in 2017, Adjusted Debt Outstanding omits the outstanding principal balance of mortgage notes secured by Excluded Properties. We believe that the presentation of Debt Outstanding and Adjusted Debt Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Debt Outstanding and Adjusted Debt Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP. Economic Occupancy Rate equals the sum of square feet leased (including month-to- month agreements) divided by Rentable Square Feet. EBITDA and Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition related expenses, merger and other non-routine transactions costs, gains or losses on sale of investments, legal settlements and insurance recoveries not in the ordinary course of business and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, write-off of program development costs, and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Beginning in 2017, Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful non-GAAP supplemental measure to investors and analysts for assessing the performance of the Company's business segments. Therefore, Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies. Excluded Properties are properties owned by the Company for which as of the reporting date, (i) the related mortgage loan is in default, and (ii) management has made a decision to transfer the properties to the lender in connection with settling the mortgage note obligation. Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash amortization, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations.

33 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Definitions INVESTOR REVIEW Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO"): Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under GAAP. NAREIT defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in accordance with NAREIT's definition described above. In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition related expenses, litigation and other non-routine costs, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, above-market lease assets and below-market lease liabilities. Effective January 1, 2017, we determined to omit the impact of the Excluded Properties and related non-recourse mortgage notes from AFFO. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes. For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure. Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities.

34 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Definitions INVESTOR REVIEW Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt. This measure excludes (i) the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP, and (ii)the impact of Excluded Properties and related non-recourse mortgage notes. We believe that the presentation of Interest Expense, excluding non-cash amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP. Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations. Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable. Net Debt is a non-GAAP measure used to show the Company's Adjusted Debt Outstanding, less all cash and cash equivalents. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four. Operating Properties refers to all properties owned by the Company and beginning in 2017, it omits Excluded Properties. Rentable Square Feet is leasable square feet of Operating Properties. Secured Debt Ratio equals secured Adjusted Debt Outstanding divided by Adjusted Debt Outstanding. Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage. Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income of Operating Properties.

35 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Reconciliations (in thousands, except share and per share data) INVESTOR REVIEW Net income $ 14,790 Adjustments: Interest expense 73,743 Depreciation and amortization 183,152 Provision for income taxes 4,254 Proportionate share of adjustments for unconsolidated entities 1,246 EBITDA $ 277,185 Gain on disposition of real estate assets, including joint ventures, net (12,481) Impairments 6,725 Acquisition-related expenses 617 Litigation and other non-routine costs, net of insurance recoveries 12,875 Gain on derivative instruments, net (824) Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities 1,305 Loss on extinguishment and forgiveness of debt, net 70 Net direct financing lease adjustments 621 Straight-line rent, net of bad debt expense related to straight-line rent (12,797) Other amortization and non-cash charges 861 Proportionate share of adjustments for unconsolidated entities (48) Adjustment for Excluded Properties (764) Normalized EBITDA $ 273,345 Net income $ 14,790 Dividends on non-convertible preferred stock (17,973) Gain on real estate assets and interest in joint venture, net (12,481) Depreciation and amortization of real estate assets 178,295 Impairment of real estate 6,725 Proportionate share of adjustments for unconsolidated entities 709 FFO attributable to common stockholders and limited partners $ 170,065 Acquisition-related expenses 617 Litigation and other non-routine costs, net of insurance recoveries 12,875 Gain on derivative instruments, net (824) Amortization of premiums and discounts on debt and investments, net (847) Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities 1,305 Net direct financing lease adjustments 621 Amortization and write-off of deferred financing costs 6,347 Amortization of management contracts 4,146 Deferred tax expense 1,649 Loss on extinguishment and forgiveness of debt, net 70 Straight-line rent, net of bad debt expense related to straight-line rent (12,797) Equity-based compensation expense 3,111 Other amortization and non-cash charges 634 Proportionate share of adjustments for unconsolidated entities 55 Adjustment for Excluded Properties 294 AFFO attributable to common stockholders and limited partners $ 187,321 Weighted-average shares outstanding - basic 973,849,610 Limited Partner OP Units and effect of dilutive securities 24,402,139 Weighted-average shares outstanding - diluted 998,251,749 FFO attributable to common stockholders and limited partners per diluted share $ 0.170 AFFO attributable to common stockholders and limited partners per diluted share $ 0.188 EBITDA and Normalized EBITDA Three Months Ended 3/31/17 FFO and AFFO Three Months Ended 3/31/2017

36 www.VEREIT.com | NYSE: VER | © 2017 VEREIT, Inc. Reconciliations (dollars in thousands) INVESTOR REVIEW Interest Expense, excluding non-cash amortization $ 68,123 Normalized EBITDA 273,345 Interest Coverage Ratio 4.01x Interest Expense, excluding non-cash amortization $ 68,123 Secured debt principal amortization 8,993 Dividends attributable to preferred shares 17,973 Total fixed charges 95,089 Normalized EBITDA 273,345 Fixed Charge Coverage Ratio 2.87x Mortgage notes payable and other debt, net $ 2,586,917 Corporate bonds, net 2,227,307 Convertible debt, net 976,031 Credit facility, net 497,148 Total debt - as reported 6,287,403 Adjustments: Deferred financing costs, net 51,936 Net premiums (20,131) Debt Outstanding $ 6,319,208 Debt Outstanding - Excluded Properties (41,820) Adjusted Debt Outstanding 6,277,388 Interest expense - as reported $ (73,743) Adjustments: Amortization of deferred financing and issuance costs (6,443) Amortization of net premiums 1,881 Interest Expense, excluding non-cash amortization - Excluded Properties (1,058) Interest Expense, excluding non-cash amortization $ (68,123) Debt Three Months Ended 3/31/17 3/31/17 Interest Adjusted Debt Outstanding $ 6,277,388 Less: cash and cash equivalents 285,586 Net Debt 5,991,802 Normalized EBITDA annualized 1,093,380 Net Debt to Normalized EBITDA annualized ratio 5.48x Net Debt $ 5,991,802 Gross Real Estate Investments 15,367,137 Net Debt Leverage Ratio 39.0% Unencumbered Gross Real Estate Investments $ 10,319,871 Gross Real Estate Investments 15,367,137 Unencumbered Asset Ratio 67.2% Secured Debt Outstanding $ 2,527,388 Gross Real Estate Investments 15,367,137 Secured Debt Ratio 16.4% Financial and Operations Statistics and Ratios Three Months Ended 3/31/17